

                                 SELECT ANNUITY III


                                FIDELITY HIGH INCOME

                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units
01/06/94     $1,000.00     $10.000000        100.000
01/06/95                    $9.647019        100.000        $964.70       $963.80         99.907
01/06/96                   $11.576790         99.907      $1,156.60     $1,155.70         99.829
12/31/96                   $12.882079         99.829      $1,286.00     $1,285.10         99.759

                                                     Contract Value    Surrender Value
                  Ending Value                           $1,285.10     $1,240.10
                  Total Return Incep to Date                 28.51%        24.01%
                  Average Annual Return                       8.76%         7.47%


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

12/31/95     $1,000.00     $11.456275         87.288
12/31/96                   $12.882079         87.288      $1,124.46     $1,123.56         87.219

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,123.56    $1,069.56
                  Total Return One Year                       12.36%        6.96%
                  Average Annual Return                       12.36%        6.96%


                               FIDELITY ASSET MANAGER

                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

01/06/94     $1,000.00     $10.000000        100.000
01/06/95                    $9.142250        100.000        $914.23       $913.33         99.902
01/06/96                   $10.720940         99.902      $1,071.04     $1,070.14         99.818
12/31/96                   $11.989805         99.818      $1,196.79     $1,195.89         99.743

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,195.89    $1,150.89
                  Total Return Incep to Date                  19.59%       15.09%
                  Average Annual Return                        6.17%        4.82%


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

12/31/95     $1,000.00     $10.609566         94.255
12/31/96                   $11.989805         94.255      $1,130.09     $1,129.19         94.179

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,129.19    $1,075.19
                  Total Return One Year                       12.92%        7.52%
                  Average Annual Return                       12.92%        7.52%


                                    FIDELITY INDEX


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

01/06/94     $1,000.00     $10.000000        100.000
01/06/95                    $9.980301        100.000        $998.03       $997.13         99.910
01/06/96                   $13.477119         99.910      $1,346.50     $1,345.60         99.843
12/31/96                   $16.301176         99.843      $1,627.56     $1,626.66         99.788

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,626.66    $1,581.66
                  Total Return Incep to Date                  62.67%       58.17%
                  Average Annual Return                       17.69%       16.59%


                                                             Yearend   Less "Avg"       Yearend
Date          Deposit      NQ UV            # Units            Value   Cont Fee Units

12/31/95     $1,000.00     $13.459368         74.298
12/31/96                   $16.301176         74.298      $1,211.14     $1,210.24         74.242

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,210.24    $1,156.24
                  Total Return One Year                       21.02%       15.62%
                  Average Annual Return                       21.02%       15.62%


                              FIDELITY EQUITY INCOME


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

01/06/94     $1,000.00     $10.000000        100.000
01/06/95                   $10.572735        100.000      $1,057.27     $1,056.37         99.915
01/06/96                   $13.960766         99.915      $1,394.89     $1,393.99         99.850
12/31/96                   $15.786111         99.850      $1,576.25     $1,575.35         99.793

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,575.35    $1,530.35
                  Total Return Incep to Date                  57.53%       53.03%
                  Average Annual Return                       16.44%       15.31%


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

12/31/95     $1,000.00     $14.008100         71.387
12/31/96                   $15.786111         71.387      $1,126.93     $1,126.03         71.330

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,126.03    $1,072.03
                  Total Return One Year                       12.60%        7.20%
                  Average Annual Return                       12.60%        7.20%


                              FIDELITY INVESTMENT GRADE


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

01/06/94     $1,000.00     $10.000000        100.000
01/06/95                    $9.474873        100.000        $947.49       $946.59         99.905
01/06/96                   $10.928088         99.905      $1,091.77     $1,090.87         99.823
12/31/96                   $11.158074         99.823      $1,113.83     $1,112.93         99.742

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,112.93    $1,067.93
                  Total Return Incep to Date                  11.29%        6.79%
                  Average Annual Return                        3.65%        2.23%


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

12/31/95     $1,000.00     $10.966152         91.190
12/31/96                   $11.158074         91.190      $1,017.50     $1,016.60         91.109

                                                     Contract Value    Surrender Value
                  Ending Value                           $1,016.60       $962.60
                  Total Return One Year                       1.66%        -3.74%
                  Average Annual Return                       1.66%        -3.74%


                                  FIDELITY GROWTH


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

01/06/94     $1,000.00     $10.000000        100.000
01/06/95                    $9.719394        100.000        $971.94       $971.04         99.907
01/06/96                   $12.806119         99.907      $1,279.43     $1,278.53         99.837
12/31/96                   $14.886344         99.837      $1,486.21     $1,485.31         99.777

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,485.31    $1,440.31
                  Total Return Incep to Date                  48.53%       44.03%
                  Average Annual Return                       14.17%       13.00%


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

12/31/95     $1,000.00     $13.161108         75.981
12/31/96                   $14.886344         75.981      $1,131.09     $1,130.19         75.921

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,130.19    $1,076.19
                  Total Return One Year                       13.02%        7.62%
                  Average Annual Return                       13.02%        7.62%


                              FIDELITY OVERSEAS


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

01/06/94     $1,000.00     $10.000000        100.000
01/06/95                    $9.789787        100.000        $978.98       $978.08         99.908
01/06/96                   $11.037870         99.908      $1,102.77     $1,101.87         99.827
12/31/96                   $12.009146         99.827      $1,198.83     $1,197.93         99.752

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,197.93    $1,152.93
                  Total Return Incep to Date                  19.79%       15.29%
                  Average Annual Return                        6.23%        4.88%


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

12/31/95     $1,000.00     $10.756888        92.964
12/31/96                   $12.009146        92.964       $1,116.41     $1,115.51         92.889

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,115.51    $1,061.51
                  Total Return One Year                       11.55%        6.15%
                  Average Annual Return                       11.55%        6.15%


                                 FIDELITY CONTRAFUND


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

01/03/95     $1,000.00     $10.000000       100.000
01/03/96                   $12.021741       100.000       $1,202.17     $1,201.27         99.925
12/31/96                   $14.477694        99.925       $1,446.69     $1,445.79         99.863

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,445.79    $1,391.79
                  Total Return Incep to Date                  44.58%       39.18%
                  Average Annual Return                       20.30%       18.03%


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

12/31/95     $1,000.00     $12.103084        82.624
12/31/96                   $14.477694        82.624       $1,196.20     $1,195.30         82.561

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,195.30    $1,141.30
                  Total Return One Year                       19.53%       14.13%
                  Average Annual Return                       19.53%       14.13%


                           PUTNAM VT DIVERSIFIED INCOME FUND


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

01/06/94     $1,000.00     $10.000000       100.000
01/06/95                    $9.387829       100.000         $938.78       $937.88         99.904
01/06/96                   $11.083760        99.904       $1,107.31     $1,107.31         99.904
12/31/96                   $11.873999        99.904       $1,186.26     $1,186.26         99.904

                                                     Contract Value    Surrender Value
                  Ending Value                           $1,186.26     $1,141.26
                  Total Return Incep to Date                 18.63%        14.13%
                  Average Annual Return                       5.89%         4.52%


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

12/31/95     $1,000.00     $11.066646        90.362
12/31/96                   $11.873999        90.362       $1,072.95     $1,072.05         90.286

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,072.05    $1,018.05
                  Total Return One Year                        7.21%        1.81%
                  Average Annual Return                        7.21%        1.81%


                             PUTNAM VT GROWTH AND INCOME


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

01/06/94     $1,000.00     $10.000000       100.000
01/06/95                    $9.957652       100.000         $995.77      $994.87          99.910
01/06/96                   $13.349902        99.910       $1,333.78     $1,332.88         99.842
12/31/96                   $16.009051        99.842       $1,598.38     $1,597.48         99.786

                                                     Contract Value    Surrender Value
                  Ending Value                             $1,597.48   $1,552.48
                  Total Return Incep to Date                   59.75%      55.25%
                  Average Annual Return                        16.98%      15.87%


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

12/31/95     $1,000.00     $13.316238         75.096
12/31/96                   $16.009051         75.096      $1,202.22     $1,201.32         75.040

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,201.32    $1,147.32
                  Total Return One Year                       20.13%       14.73%
                  Average Annual Return                       20.13%       14.73%


                           PUTNAM VT UTILITIES GROWTH AND INCOME


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

01/06/94     $1,000.00     $10.000000       100.000
01/06/95                    $9.303038       100.000         $930.30       $929.40         99.903
01/06/96                   $12.121512        99.903       $1,210.98     $1,210.08         99.829
12/31/96                   $13.710693        99.829       $1,368.72     $1,367.82         99.763

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,367.82    $1,322.82
                  Total Return Incep to Date                  36.78%       32.28%
                  Average Annual Return                       11.06%        9.82%


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

12/31/95      $1,000.00    $12.007195        83.283
12/31/96                   $13.710693        83.283        1,141.87     $1,140.97         83.218

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,140.97    $1,086.97
                  Total Return One Year                       14.10%        8.70%
                  Average Annual Return                       14.10%        8.70%


                                    PUTNAM VT VOYAGER


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

01/06/94     $1,000.00     $10.000000       100.000
01/06/95                    $9.950048       100.000         $995.00       $994.10         99.910
01/06/96                   $13.539972        99.910       $1,352.77     $1,351.87         99.843
12/31/96                   $15.514436        99.843       $1,549.01     $1,548.11         99.785

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,548.11    $1,503.11
                  Total Return Incep to Date                  54.8         50.31%
                  Average Annual Return                       15.76        14.62%


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

12/31/95     $1,000.00     $13.927167        71.802
12/31/96                   $15.514436        71.802       $1,113.97     $1,113.07         71.744

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,113.07    $1,059.07
                  Total Return One Year                       11.31%        5.91%
                  Average Annual Return                       11.31%        5.91%


                                PUTNAM VT NEW OPPORTUNITIES


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

05/01/95     $1,000.00     $10.000000        100.000
05/01/96                   $15.566161        100.000      $1,556.62     $1,555.72         99.942
12/31/96                   $14.503853         99.942      $1,449.55     $1,448.65         99.880

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,448.65    $1,394.65
                  Total Return Incep to Date                  44.86%       39.46%
                  Average Annual Return                       24.83%       22.02%


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

12/31/95    $1,000.00      $13.350615         74.903
12/31/96                   $14.503853         74.903        $1,086.38   $1,085.48         74.841

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,085.48    $1,031.48
                  Total Return One Year                        8.55%        3.15%
                  Average Annual Return                        8.55%        3.15%


                              PUTNAM VT ASIA PACIFIC


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

05/01/95     $1,000.00     $10.000000       100.000
05/01/96                   $10.726714       100.000       $1,072.67     $1,071.77         99.916
12/31/96                   $10.904769        99.916       $1,089.56     $1,088.66         99.834

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,088.66    $1,034.66
                  Total Return Incep to Date                   8.87%        3.47%
                  Average Annual Return                        5.21%        2.06%


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

12/31/95     $1,000.00     $10.136110        98.657
12/31/96                   $10.904769        98.657       $1,075.83     $1,074.93         98.575

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,074.93    $1,020.93
                  Total Return One Year                        7.49%        2.09%
                  Average Annual Return                        7.49%        2.09%


                             NORTHSTAR INCOME AND GROWTH


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

01/03/95     $1,000.00     $10.000000       100.000
01/03/96                   $12.051734       100.000       $1,205.17     $1,204.27         99.925
12/31/96                   $13.490965       99.925        $1,348.09     $1,347.19         99.859

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,347.19    $1,293.19
                  Total Return Incep to Date                  34.72%       29.32%
                  Average Annual Return                       16.12%       13.76%


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

12/31/95     $1,000.00     $12.022356         83.178
12/31/96                   $13.490965         83.178      $1,122.16     $1,121.26         83.112

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,121.26    $1,067.26
                  Total Return One Year                       12.13%        6.73%
                  Average Annual Return                       12.13%        6.73%


                           NORTHSTAR MULTI-SECTOR BONDS


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

01/03/95     $1,000.00     $10.000000        100.000
01/03/96                   $11.437543        100.000      $1,143.75     $1,142.85         99.921
12/31/96                   $12.720817         99.921      $1,271.08     $1,270.18         99.851

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,270.18    $1,216.18
                  Total Return Incep to Date                  27.02%       21.62%
                  Average Annual Return                       12.74%       10.31%


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

12/31/95     $1,000.00     $11.388122        87.811
12/31/96                   $12.720817        87.811       $1,117.03     $1,116.13         87.740

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,116.13    $1,062.13
                  Total Return One Year                       11.61%        6.21%
                  Average Annual Return                       11.61%        6.21%


                                NORTHSTAR GROWTH FUND


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

01/03/95     $1,000.00     $10.000000        100.000
01/03/96                   $12.390502        100.000      $1,239.05     $1,238.15         99.927
12/31/96                   $15.017174         99.927      $1,500.63     $1,499.73         99.867

                                                     Contract Value    Surrender Value
                  Ending Value                          $1,499.73      $1,445.73
                  Total Return Incep to Date                49.97%         44.57%
                  Average Annual Return                     22.53%         20.30%


                                                          Year end     Less "Avg"       Year end
Date          Deposit      NQ UV            # Units         Value      Cont Fee           Units

12/31/95     $1,000.00     $12.371427         80.831
12/31/96                   $15.017174         80.831      $1,213.86     $1,212.96         80.771

                                                     Contract Value    Surrender Value
                  Ending Value                            $1,212.96    $1,158.96
                  Total Return One Year                       21.30%       15.90%
                  Average Annual Return                       21.30%       15.90%






Current & Effective Yield (net of all contract fees) December, 1996

         Unit Value        Unit Value       Net               7 Day             Current     Effective
Fund     12/24/96          12/31/96         Change            Return            Yield        Yield
FMM      $11.147200        $11.155488       $0.008096         0.0726%           3.79%       3.86%


Note:    Net Change = 12/31 Unit Value - 12/24 Unit Value - Hypothetical Weekly
         Fee

         Current Yield = 7 Day Return x 365/7
         Effective Yield = [ (7 Day Return + 1) ^ (365/7) ] - 1

Calculation of Average Weekly Contract Fee per Money Market Unit December, 1996


         Annual Fee        Stated as        Unit Value
         as Percent of     a Weekly         12/24/96          Hypothetical
         Avg Invested $    Fee              (Invested $)      Weekly Fee

         0.090%            0.0017%          $11.147200        $0.000192


           DESCRIPTION OF RETURNS BASED ON UNDERLYING FUND PERFORMANCE

The company may at times quote average annual returns for periods prior to the Sub-Accounts commenced operations. Such performance information for the Sub-Accouns will be calculated based on the performance of the Portfolios and the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the portfolios, with the level of Contract charges currently in effect. The following provides the details in providing such returns.

                          AVERAGE ANNUAL TOTAL RETURNS

The company may at times quote average annual returns that reflect net recurring charges and any applicable surrender charges. The following is the formula used to provide such returns.

TR   = ((1 + TRsa - SC) ^ (1/N)) - 1

Where:

TR   = The average  annual  total  return of the  Sub-Account  net of  recurring charges and any applicable surrender charge for the period.

TRf = Total return of the fund for the period, provided by the investment company.

TRsa = Total return of the fund for the period, provided by the investment company, adjusted for the annual contract charge (AP) and separate acccount annual expenses (AE) or the following formula:

       ((1 + TRf) * (((1 - AE) * (1 - AP)) ^ N)) - 1.

SC   = Applicable surrender charge at the end of period.

AP   = Annual Contract Charge as an equivalent  annual percent charge (AP) based on the average net assets in the Variable Account and Fixed Account during the preceeding year. (ie Select Annuity II would be .090%)

AE   = Total Seperate  Account Annual  Expenses  consisting of the mortality and expense risk premium and the administration charge. (ie Select Annuity II would be 1.40%)

N    = The number of years (N) in the period.

                          OTHER AVERAGE ANNUAL RETURNS

In addition, the company may at times quote average annual returns that do not reflect the Surrender Charge. These are calculated in exactly the same way as the average anual total returns described above, except that the surrender charge is ignored as the following formula demonstrates.

TR   = ((1 + TRsa) ^ (1/N)) - 1

Where:

TR   = The average  annual  total  return of the  Sub-Account  net of  recurring charges for the period.